Exhibit 99.1

Independent Bank Corporation
2012 Annual Meeting of Shareholders

Today’s Agenda
▪ Introductions
▪ Voting upon the matters listed in the Company’s 2012 Proxy Statement
▪ Presentation by IBC President/COO and CFO
▪ Question and answer session

IBC Board of Directors
▪ Jeffrey A. Bratsburg
▪ Donna J. Banks, Ph.D.
▪ Stephen L. Gulis Jr.
▪ Terry L. Haske
▪ Robert L. Hetzler
▪ Michael M. Magee Jr., Chairman
▪ James E. McCarty, Lead Outside Director
▪ Charles A. Palmer
▪ Charles C. Van Loan

IBC Executive Management
▪ Michael M. Magee Jr. - Chairman and Chief Executive Officer
▪ William B. Kessel - President and Chief Operating Officer
▪ Robert N. Shuster - EVP/Chief Financial Officer
▪ Mark L. Collins - EVP/General Counsel
▪ Stefanie M. Kimball - EVP/Chief Lending Officer
▪ David C. Reglin - EVP/Retail Banking

2012 Annual Meeting of Shareholders
▪ Secretary for the meeting (Robert Shuster)
▪ Inspectors of election (Charles Schadler/Martha Blandford)
▪ Record date: February 27, 2012
▪ Approximate mailing date of Proxy Statement: March 20, 2012
▪ Shares entitled to vote: 8,586,871
▪ Determination of quorum
▪ Voting on proposals

Proposal #1
Election of Directors
 Robert L. Hetzler
Michael M. Magee Jr.,
Chairman
James E. McCarty, Lead
Director

Proposal #2
Ratification of Auditors
▪ Crowe Horwath LLP has served as IBC’s independent registered public accounting firm since 2005
▪ Crowe Horwath was founded in 1942 and is one of the ten largest accounting and consulting firms in the U.S.
▪ IBC is served primarily by Crowe Horwath’s Grand Rapids, Michigan office

Proposal #3
Advisory Vote on Executive Compensation
The Board has solicited a non-binding advisory vote from our shareholders to approve the compensation of our executives as described in our proxy materials.

IBC Overview

Safe Harbor Statement
This presentation may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Forward-looking statements include expressions such as “expects,” “intends,” “believes” and “should” which are statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

2011 Summary
▪ Improvement in asset quality
▪ Continued growth in core deposits
▪ Capital initiatives aimed at preserving net deferred tax asset
▪ Positive impact on the Bank with improvement in Michigan economy and U.S. economy
▪ Commitment to sustained profitability

Improving Economic and Banking Environment
▪ Little inflation, low interest rates and slow growth
▪ Improvement in Michigan unemployment rate and net job growth
▪ Manufacturing showing improved sales and profits
▪ Demand and supply of bank credit improving

Improvement in Asset Quality
Accomplishments in 2011
▪ Non-performing assets reduced by 12% or $13 million for the year ended December 31,
 2011
▪ Net charge-offs reduced from $60.6 million to $37 million or by 39%
▪ “Watch” credits reduced from $178 million to $142 million or by 20%
Strategy - continue working with our customers as long as they work with us

Dollars in 000's
$1,936,618
$1,978,292
$2,043,846
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2009
2010
2011

Core Deposits*
*Excludes brokered
certificates of deposit.
Accomplishments in 2011
▪Core deposits have grown from $1.978 billion to $2.044 billion. This equates to a $65.5 million increase or 3.3% increase.
Strategy - continue targeting consumer and business customer checking/transaction accounts

14%
12%
10%
8%
6%
4%
2%
0%
10.50%
11.91%
10.36%
11.06%
11.41%
7.35%
8.25%
6.72%
6.58%
6.77%
2007
2008
2009
2010
2011
Total Risk-Based Capital Ratio
Tier 1 Capital Ratio

Bank Regulatory Capital Ratios

Capital Restoration Plan Update
Accomplishments
▪ The Bank continues to be considered “well-capitalized” for regulatory purposes
In 2011:
▪ Tier 1 capital to average assets improved to 6.77% from 6.58% (Bank level)
▪ Tier 1 risk-based capital improved to 10.13% from 9.77% (Bank level)
▪ Total risk-based capital improved to 11.41% from 11.06% (Bank level)
▪ During 2011 we were able to meet the total risk-based capital ratio goal
Strategy - Bank level - during 2012 our capital plan does have us meeting our Tier 1 goal through a combination of earnings and/or further deleveraging of the balance sheet

Strategy - BHC level - continue to work with the U.S. Treasury regarding the exit of TARP
Primary focus of any capital initiative is the preservation of IBC’s net deferred tax asset

2012 - Our Commitment to Sustained Profitability
▪ For 2012, we do expect to be profitable
▪ First quarter 2012 results
 ▪ Reported net income of $3.5 million and net income applicable to common stock of $2.4 million or $0.07 per diluted share
 ▪ Continued improvement in asset quality metrics
Strategy
▪ Continue to reduce credit and credit related expenses
▪ Improve operating efficiency (excluding credit costs)
▪ Build net interest income through quality small business and consumer loan growth

IBC Financial Overview

$100,000
$80,000
$60,000
$40,000
$20,000
$0
($20,000)
($40,000)
($60,000)
($80,000)
($100,000)
(in 000's)
$33,203
$10,357
($91,879)
($94,528)
($20,804)
($24,357)
2006
2007
2008
2009
2010*
2011

Net Income (Loss) Applicable
to Common Stock
* 2010 includes a one-time gain of $18.1 million on the extinguishment of debt. Excluding this item, the 2011 net loss applicable to common stock was reduced by 37% from 2010.

$30.00
$20.00
$10.00
$0.00
($10.00)
($20.00)
($30.00)
($40.00)
($50.00)
$14.27
$4.53
2006
2007
2008
2009
2010
2011
($4.09)
($2.94)
($39.98)
($39.60)

Net Income (Loss) Per Share Applicable to Common Stock

(in billions)
$2.500
$2.000
$1.500
$1.000
$0.500
$0.000
$2.518
$2.460
$2.299
$1.813
$1.577
$0.386
$0.245
$0.192
$0.092
$0.178
$0.079
$0.058
$0.289
$0.385
$0.341
Loans
Investment Securities
Cash and Cash Equivalents
2007
2008
2009
2010
2011

Select Components of Total Assets
Although total loans have been declining since
2007, during 2011, the Bank made new loans
or renewed existing loans totaling $877 million.
Includes $278 million of deposits at the
Federal Reserve Bank earning 0.25%

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.71%
7.01%
6.83%
5.81%
5.36%
4.26%
4.48%
5.00%
4.36%
4.42%
3.45%
2.53%
1.83%
1.45%
0.94%
2007
2008
2009
2010
2011
Yield on Earning Assets
Cost of Funds
Net Interest Margin

Net Interest Margin
The decline in the net interest margin since 2009 was caused by a planned build-up of lower yielding short-term investments to augment liquidity and a reduction in total loans to preserve regulatory capital ratios.

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$4.000
$3.800
$3.600
$3.400
$3.200
$3.000
$2.800
$2.600
$2.400
$2.200
$2.000
$120,591
$130,149
$138,523
$111,653
$94,569
$2.973
$2.907
$2.769
$2.560
$2.139
2007
2008
2009
2010
2011
Net Interest Income (in thousands)
Average Interest Earning Assets (in billions)

Analysis of Net Interest Income
The decline in net interest income since 2009 was driven by a decrease in average interest earning assets and a drop in the net interest margin.

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Dollars in 000's
$77,076
$125,265
$109,905
$67,580
$59,883
2007
2008
2009
2010
2011

Non-performing Loans*
52% decline since 2008 peak.
* Excludes loans that are classified as “troubled debt restructured” that are still performing.

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Dollars in 000's
$43,105
$71,113
$103,318
$46,765
$27,946
2007
2008
2009
2010
2011

Provision for Loan Losses
73% decline from 2009 peak.

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Dollars in 000's
$24,690
$58,507
$79,501
$60,567
$36,977
2007
2008
2009
2010
2011

Net Loan Charge-offs
53% decline from 2009 peak.

Allowance for Loan Losses

Dollars in 000's
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.80%
2.35%
3.55%
3.75%
3.73%
$45,294
$57,900
$81,717
$67,915
$58,884
2007
2008
2009
2010
2011
Allowance for Loan Losses
ALL as a % of Loans

27

First Quarter 2012 Summary
▪ Net income applicable to common stock of $2.4 million in the first quarter of 2012 compared to a net loss applicable to common stock of $8.4 million in the first quarter of 2011
▪ Significant improvement in operating results due to declines in the provision for loan losses and non-interest expenses and an increase in non-interest income
▪ Total assets of $2.4 billion at March 31, 2012, compared to $2.3 billion at December 31, 2011
▪ Total deposits of $2.2 billion at March 31, 2012, compared to $2.1 billion at December 31,
 2011, and core deposits grew by 5% since year end 2011
▪ Continued improvement in asset quality metrics. Non-performing loans and commercial loan
 “watch” credits declined by 14% and 9%, respectively, since year-end 2011
▪ Bank regulatory capital ratios that increased and remain above minimum requirements for “well
 -capitalized” institutions

William B. Kessel
President and Chief Operating Officer
Robert N. Shuster
Executive Vice President and Chief Financial Officer
Question & Answer Period

Voting Results
▪ Shares entitled to vote: 8,586,871
▪ Proposal #1 - Election of Directors
▪ Proposal #2 - Ratification of Auditors
▪ Proposal #3 - Advisory (Non-binding) Vote on Executive Compensation

Thank you
for attending.